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                                                                    EXHIBIT 24.1


                                    FORM OF
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard L. Evans his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements, and amendments thereto, for securities to be issued in connection with the merger of Chatwins Group, Inc., a Delaware corporation, with and into Reunion Industries, Inc., and to file the same, with all Exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


        Signature                         Title                     Date
        ---------                         -----                     ----


                                 Chairman of the Board          July 30, 1999
---------------------------      and Chief Executive Officer
  Charles E. Bradley, Sr.



                                 Director                       July 30, 1999
---------------------------
     Thomas N. Amonett



                                 Director                       July 30, 1999
---------------------------
     Thomas L. Cassidy



                                 Director                       July 30, 1999
---------------------------
        W.R. Clerihue



                                 Director                       July 30, 1999
---------------------------
      Franklin Myers



                                 Director                       July 30, 1999
---------------------------
       John G. Poole